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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) September 6,2005
                                (August 31, 2005)

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                            Arbor Realty Trust, Inc.
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             (Exact name of registrant as specified in its charter)

          Maryland                  001-32136                  20-0057959
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      (State or other             (Commission                (IRS Employer
      jurisdiction of             File Number)            Identification No.)
      incorporation)

        333 Earle Ovington Boulevard, Suite 900 Uniondale, New York 11553
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               (Address of principal executive offices) (Zip Code)

                                 (516) 832-8002
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                            Arbor Realty Trust, Inc.
                           Current Report on Form 8-K

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

        (b) Mr. Frederick C. Herbst voluntarily resigned as Chief Financial Officer and Treasurer of Arbor Realty Trust, Inc. (the "Company"), effective September 16, 2005. Mr. Herbst's resignation did not involve a disagreement with the Company on any matter relating to the Company's operations, policies or practices.

        (c) The Company has appointed Mr. Paul Elenio as Chief Financial Officer and Treasurer of the Company, effective as of September 16, 2005. Mr. Elenio is 38 years of age, has served as the Senior Vice President--Finance of the Company since 2004 and has served as Vice President and Controller for the Company or its predecessor companies since 1996. Mr. Elenio is responsible for overseeing the Company's financial reporting, tax planning and reporting and budgeting and forecasting. There is no arrangement or understanding between Mr. Elenio and any other persons pursuant to which Mr. Elenio was appointed as Chief Financial Officer.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits

       Exhibit Number
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            99.1          Press Release, dated September 6, 2005.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 6, 2005                  ARBOR REALTY TRUST, INC.


                                           By:    /s/ Walter K Horn
                                                  ------------------------------
                                           Name:  Walter K. Horn
                                           Title: General Counsel, Secretary and
                                                  Director of Compliance

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                                  EXHIBIT INDEX

Exhibit Number
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     99.1        Press Release, dated September 6, 2005.